Contact: Linsey Wisniewski Corporate Communications 667-218-7700 Tim Flottemesch Investor Relations 833-447-2783 FOR IMMEDIATE RELEASE Constellation Announces Extension of Expiration for Exchange Offers BALTIMORE – June 25, 2026 – Constellation Energy Generation, LLC (“Constellation”), a Pennsylvania limited liability company, announced today that it has extended the expiration date for each of its offers to exchange any and all of its outstanding unregistered notes listed below that were originally issued in private offerings for equal principal amounts of new issues of notes registered under the Securities Act of 1933, as amended. The exchange offers, which were originally scheduled to expire at 5:00 p.m., New York City time, on Wednesday, June 24, 2026, have been extended until 5:00 p.m., New York City time, on Friday, July 10, 2026, unless further extended. All other terms, provisions and conditions of the exchange offers will remain in full force and effect. As of 5:00 p.m., New York City time, on June 24, 2026, quantities of unregistered notes validly tendered and not validly withdrawn, as advised by U.S. Bank Trust Company, National Association, the exchange agent for the exchange offers, are set forth in the table below: Security 144A CUSIP Number Reg S CUSIP Number Aggregate Principal Amount Outstanding Principal Amount Tendered Approximate Percentage of Notes Tendered 4.625% Senior Notes due 2029 210385AG5 U20975AA3 $646,822,000 $646,122,000 99.89% 5.000% Senior Notes due 2031 210385AJ9 U20975AB1 $847,655,000 $847,424,000 99.97% 3.750% Notes due 2031 210385AL4 U20975AC9 $795,179,000 $792,849,000 99.71%

A Form S-4 registration statement filed by Constellation with the Securities and Exchange Commission regarding the exchange offers was declared effective by the Securities and Exchange Commission on April 30, 2026. The expiration date for each exchange offer is being extended to provide time for remaining outstanding unregistered notes to be exchanged. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. A copy of the prospectus and other materials related to the exchange offers may be obtained from the exchange agent, U.S. Bank Trust Company, National Association, by calling (800) 934-6802. About Constellation Constellation Energy Corporation (Nasdaq: CEG), a Fortune 200 company headquartered in Baltimore, is the largest private-sector power producer in the world and the nation’s largest producer of clean and reliable energy. With 55 gigawatts of capacity from nuclear, natural gas, oil, geothermal, hydro, wind and solar facilities, our fleet has the generating capacity to power the equivalent of 27 million homes, providing about 10% of the nation’s clean energy and delivering the around-the-clock reliability needed to power America’s growing economy. We are also the largest nuclear energy company in the U.S. and a leading competitive retail supplier, serving approximately 2.5 million customer accounts nationwide, including 80% of the Fortune 100. We are committed to investing in innovation and new technologies to drive the transition to a reliable, sustainable and secure energy future. Cautionary Statements Regarding Forward-Looking Information This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the acquisition of Calpine Corporation, the pro forma combined company and its operations, strategies and plans, enhancements to investment-grade credit profile, synergies, opportunities and anticipated future performance and capital structure, and expected accretion to earnings per share and free cash flow. Information adjusted for the acquisition should not be considered a forecast of future results. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. The factors that could cause actual results to differ materially from the forward-looking statements made by Constellation Energy Generation, LLC, (the Registrant) include those factors discussed herein, as well as the items discussed in (1) the Registrant’s 2025 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18 — Commitments and Contingencies; (2) the Registrants' First Quarter 2026 Quarterly Report on Form 10-Q in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 15 — Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrant.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this press release. The Registrant undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this press release.